UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2025

FOSSIL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41040	75-2018505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

901 S. Central Expressway

Richardson, Texas 75080

(Address of Principal Executive Offices, including Zip Code)

(972) 234-2525

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC
7.00% Senior Notes due 2026	FOSLL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Further Extension of Exchange Offer, Update on UK Proceeding and Statement Regarding Media Report

On October 16, 2025, Fossil Group, Inc. (the “Company”) issued a press release, announcing that, in connection with its previously announced offer to exchange (the “Exchange Offer”) and consent solicitation (the “Consent Solicitation”) with respect to its 7.00% Senior Notes due 2026 (the “Old Notes”), it has extended the expiration of the Exchange Offer, Consent Solicitation and its concurrent rights offering from 5:00pm New York City time on October 15, 2025 to 5:00pm New York City time on October 22, 2025.

The Company also provided an update on the convening hearing held on October 15, 2025 in the High Court of Justice, Business and Property Courts of England and Wales (the “Court”) with respect to its subsidiary Fossil (UK) Global Servies Ltd’s (“Fossil UK”) proceeding under the Companies Act 2006 of England and Wales (the “UK Proceeding”). At the convening hearing, Mr. Justice Cawson granted an order approving the application of Fossil UK to convene a meeting of the holders of the Old Notes (the “Plan Creditors”) to consider and vote on the UK Proceeding (the “Plan Meeting”). The Plan Meeting is scheduled to take place on November 6, 2025. If the UK Proceeding is approved by the requisite majority of Plan Creditors (75% by value of those present and voting) at the Plan Meeting, Fossil UK will return to the Court for a sanction hearing on November 10, 2025, at which hearing the Court will determine whether to exercise its discretion to sanction the UK Proceeding.

Finally, the Company addressed a recent media report regarding a potential initial public offering of a Company subsidiary in India. It is generally Company policy to not comment on market rumors or speculation. However, in response to such report, the Company believes it is prudent to note that while Fossil Group regularly evaluates its capital structure and financing strategies, the Company is not currently pursuing an initial public offering of a Company subsidiary.

A copy of the press release issued on October 16, 2025 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Notice of Plan Meeting and Plan Creditor Letter

In connection with the UK Proceeding, on October 16, 2025, the Company issued a notice of plan meeting providing notice to Plan Creditors that pursuant to an order made by the Court dated October 15, 2025, the Plan Meeting would be held on Thursday, November 6, 2025 for the purpose of considering and, if deemed fit, approving the UK Proceeding with respect to the Old Notes.

In order for Plan Creditors to vote at the Plan Meeting, if they are not a Record Date Tendered Creditor (as defined in the Registration Statements (as defined herein)), they should submit a validly completed Plan Creditor Letter by either: (i) completing the online form of Plan Creditor Letter and uploading all accompanying documents on the Plan Website (as defined in the Registration Statements); or (ii) transmitting the completed Plan Creditor Letter in a scanned PDF with all accompanying documentation via email to Epiq Corporate Restructuring, LLC at: registration@epiqglobal.com with “Fossil” referenced in the subject line as soon as possible, and, in any event, by no later than 10:00 p.m. (London time) / 5:00 p.m. (New York City time) on Monday, 3 November 2025.

A copy of the notice of plan meeting issued on October 16, 2025 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference. A copy of the form of Plan Creditor Letter is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

99.1	Press Release, dated October 16, 2025.

99.2	Notice of Plan Meeting, dated October 16, 2025.

99.3	Form of Plan Creditor Letter, dated October 16, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This report contains statements that are not purely historical and may be forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “aim” “seek,” “believe,” “continue,” “will,” “may,” “would,” “could” or “should” or other words of similar meaning. There are several factors which could cause the Company’s actual plans and results to differ materially from those expressed or implied in forward-looking statements and these forward-looking statements are based on information available to us as of the date hereof and represent management’s current views and assumptions. Such factors include, but are not limited to: risks related to the success of our restructuring and turnaround plans; risks related to strengthening our balance sheet and liquidity and improving working capital; risks related to our planned non-core asset sales; increased political uncertainty; the effect of worldwide economic conditions, including recessionary risks; the effect of pandemics; the impact of any activist shareholders; the failure to meet the continued listing requirements of NASDAQ; significant changes in consumer spending patterns or preferences and lower levels of consumer spending resulting from inflation, a general economic downturn or generally reduced shopping activity caused by public safety or consumer confidence concerns; interruptions or delays in the supply of key components or products; acts of war or acts of terrorism; loss of key facilities; a data security or privacy breach or information systems disruptions; changes in foreign currency valuations in relation to the U.S. dollar; the performance of our products within the prevailing retail environment; customer acceptance of both new designs and newly-introduced product lines; changes in the mix of product sales; the effects of vigorous competition in the markets in which we operate; compliance with debt covenants and other contractual provisions and our ability to meet debt service obligations; risks related to the success of our business strategy; the termination or non-renewal of material licenses; risks related to foreign operations and manufacturing; changes in the costs of materials and labor; government regulation and tariffs; our ability to secure and protect trademarks and other intellectual property rights; levels of traffic to and management of our retail stores; if the transactions contemplated by the Registration Statement on Form S-3, including the prospectus contained therein, as amended and supplemented (Registration Statement No. 333-290139) (the “S-3 Registration Statement”), and the Registration Statement on Form S-4, including the prospectus contained therein, as amended and supplemented (Registration Statement No. 333-290141) (together with the S-3 Registration Statement, the “Registration Statements”) are not consummated, the potential delays and significant costs of alternative transactions, which may not be available to us on acceptable terms, or at all, which in turn may impact our ability to continue as a going concern; the significant costs incurred by us in connection with the transactions contemplated by the Registration Statements; our inability to comply with the restrictive debt covenants contained in the new notes to be issued in connection with the transactions contemplated by the Registration Statements; and loss of key personnel or failure to attract and retain key employees and the outcome of current and possible future litigation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risk factors discussed from time to time in the Company’s filings with the SEC, including, but not limited to, those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 12, 2025, our Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2025, and August 14, 2025, and subsequent filings with the SEC, which can be found at the SEC’s website at http://www.sec.gov. For the reasons described above, we caution you against relying on any forward-looking statements. Any forward-looking statement made by us in this report speaks only as of the date on which we make it. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. No recipient should, therefore, rely on these forward-looking statements as representing the views of the Company or its management as of any date subsequent to the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSSIL GROUP, INC.

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Chief Legal Officer and Secretary

Date: October 16, 2025

4